SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




   Date of report (Date of
    earliest event reported)                 November 24, 1999 (October 1, 1999)
                                             ----------------------------------




                                THE TALBOTS, INC.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                        1-12552             41-1111318
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(State or Other Jurisdiction             (Commission        (I.R.S. Employer
  of Incorporation)                      File Number)       Identification No.)




175 Beal Street, Hingham, Massachusetts                      02043
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(Address of Principal Executive Offices)                    (Zip Code)




Registrant's telephone number, including area code      (781) 749-7600
                                                        ------------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.


         Exhibit 99.1 Third Amendment to Credit Agreement, dated as of January 29, 1999 between The Talbots, Inc. and Bank of Tokyo-Mitsubishi Trust Company.

         Exhibit 99.2 First Amendment to Credit Agreement, dated as of April 17, 1999 between The Talbots, Inc. and The Bank of Toyko-Mitsubishi, Ltd., New York Branch.

         Exhibit 99.3 Confirmation of Extension dated April 19, 1999 from The Dai-Ichi Kangyo Bank, Ltd., New York Branch to The Talbots, Inc., relating to the Revolving Credit Agreement.

         Exhibit 99.4 Money Market Line Commercial Promissory Note dated August 20, 1999 from The Talbots, Inc. to BankBoston, N.A.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               THE TALBOTS, INC.


                                           CAROL GORDON STONE
Dated:   November 24, 1999            By:  _______________________________
                                           Carol Gordon Stone
                                           Vice President, Corporate Controller

                                  EXHIBIT INDEX



         Exhibit 99.1 Third Amendment to Credit Agreement, dated as of January 29, 1999 between The Talbots, Inc. and Bank of Tokyo-Mitsubishi Trust Company.

         Exhibit 99.2 First Amendment to Credit Agreement, dated as of April 17, 1999 between The Talbots, Inc. and The Bank of Toyko-Mitsubishi, Ltd., New York Branch.

         Exhibit 99.3 Confirmation of Extension dated April 19, 1999 from The Dai-Ichi Kangyo Bank, Ltd., New York Branch to The Talbots, Inc., relating to the Revolving Credit Agreement.

         Exhibit 99.4 Money Market Line Commercial Promissory Note dated August 20, 1999 from The Talbots, Inc. to BankBoston, N.A.